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                                                                    Exhibit 10.1

                            INDEMNIFICATION AGREEMENT
                            -------------------------


                  This Indemnification Agreement is made as of this ___ day of __________, ____, by and between Aderis Pharmaceuticals, Inc., a Delaware corporation (the "Company") and _______________ ("Indemnitee").

                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, the Company, in order to induce Indemnitee to serve the Company as a _________, has agreed to provide Indemnitee with the benefits contemplated by this Agreement;

                  WHEREAS, as a result of the provision of such benefits Indemnitee has agreed to serve as a director of the Company;

                  WHEREAS, the By-laws of the Company and the Certificate of Incorporation of the Company require the Company to indemnify its directors and officers and others to the full extent permitted by law, and the Indemnitee has agreed to serve as a director of the Company in part in reliance on such By-laws and Certificate of Incorporation; and

                  WHEREAS, (x) in recognition of (A) Indemnitee's need for protection against personal liability, in order to enhance Indemnitee's service to the Company in an effective manner, and (B) Indemnitee's reliance on the Company's By-laws and Certificate of Incorporation, and (y) in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-laws and Certificate of Incorporation will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-laws or Certificate of Incorporation or any change in the composition of the Board of Directors of the Company (the "Board") or Change of Control (as defined in Section 1) of the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

                  NOW, THEREFORE, in consideration of these premises and of Indemnitee's intention to serve the Company directly or, at the Company's request (and with the Indemnitee's agreement), another enterprise, and, intending to be legally bound hereby, the parties hereto agree as follows:

                  1.   Certain Definitions. The following terms shall have the
                       -------------------
meanings set forth below when such terms are used in this Agreement.

                       (a) "Beneficial Owner" shall have the meaning given to such term in Rule 13d-3 under the Exchange Act (as hereinafter defined); provided, however, that Beneficial Owner shall exclude any Person (as hereinafter defined) otherwise becoming a Beneficial Owner by reason of the shareholders of the Company approving a merger of the Company with another entity.

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                     (b)    "Change of Control" means a change in control of the
Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is in fact required to comply therewith; provided, that, without limitation, a change in control shall be deemed to have occurred if:

                            (i)   any Person or group of Persons, other than (A)

          a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of the combined voting power,

                            (ii) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least 2/3 of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof,

                            (iii) the effective date of a merger or
          consolidation of the Company with any other entity, other than a merger or consolidation which would result in the Voting Securities (as hereinafter defined) of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) more than fifty-one percent (51%) of the combined voting power of the Voting Securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity,

                            (iv)  the stockholders of the Company approve or

          authorize a plan of complete liquidation of the Company or an agreement for the sale, lease, exchange, transfer or other disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

                     (c) "Exchange Act" shall mean the Securities Act of 1934, as amended.

                     (d) "Expenses" means all expenses, liabilities and losses (including, without limitation, attorneys' and experts' fees and expenses, costs, obligations, judgments, fines, interest, ERISA excise taxes, penalties or assessments and amounts paid in settlement) incurred or suffered by Indemnitee in connection with any Indemnifiable Event (as hereinafter defined) (including, without limitation, in connection with, investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any Proceeding (as hereinafter defined) relating to any Indemnifiable Event.

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                           (e)      "Independent Legal Counsel" means any
attorney or firm of attorneys, selected in accordance with the provisions of
Section 10, who shall not have otherwise performed services for the Company or Indemnitee within the last five years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other Indemnitees under similar indemnity agreements).

                           (f)      "Person" shall have the meaning set forth in
Sections 13(d) and 14(d) of the Exchange Act; provided, however, that Person shall exclude (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (iii) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                           (g)      "Potential Change of Control" shall be
deemed to have occurred if:

                                    (i)     the Company enters into an
         agreement, the consummation of which would result in the occurrence of a Change of Control;

                                    (ii)    any Person, including the Company,
         publicly announces an intention to take or consider taking actions which if consummated would constitute a Change of Control;

                                    (iii)   any Person, other than the Company,

         any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company (A) is or becomes the Beneficial Owner, (B) discloses directly or indirectly to the Company or publicly a plan or intention to become the Beneficial Owner, or (C) makes a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to securities to become the Beneficial Owner, directly or indirectly, of securities representing 9.9% or more of the combined voting power of the outstanding Voting Securities of the Company; or

                                    (iv)    the Board adopts a resolution to the
         effect that, for purposes of this Agreement, a Potential Change of Control of the Company has occurred.

                           (h)      "Proceeding" means any threatened, pending
or completed (x) action, suit or proceeding, or (y) inquiry or investigation that Indemnitee in good faith believes might lead to the institution of an action, suit or proceeding, in each case, whether instituted by the Company or any other party and whether civil, criminal, administrative, investigative or other.

                           (i)      "Voting Securities" means any securities of
the Company which vote generally in the election of directors.

                  2.       Right to Indemnification. The Company shall indemnify
                           ------------------------
and hold harmless Indemnitee, as soon as practicable but in any event no later than thirty days after written demand, in connection with any Proceeding to which Indemnitee is a party or witness or

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in which Indemnitee is otherwise involved, by reason of the fact that Indemnitee is to become, is or was a director, officer, employee, consultant, agent or fiduciary of the Company, or is to serve or is or was serving at the request of the Company as a director, officer, employee, consultant, agent or fiduciary of another corporation or of a partnership, joint venture, trust or other enterprise, including, without limitation, service with respect to an employee benefit plan, or by reason of anything done or not done by Indemnitee in any such capacity (each such event, occurrence or circumstance in which Indemnitee is entitled to indemnification pursuant to this Agreement, an "Indemnifiable Event"), in each case to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than permitted prior thereto), against all Expenses, incurred, suffered or paid by Indemnitee in connection therewith, and such indemnification shall continue after Indemnitee has ceased to be a director, officer, employee, consultant, agent or fiduciary of the Company and shall inure to the benefit of Indemnitee's heirs, executors and administrators; provided,
                                                                    --------
however, that, except as provided in Section 5 hereof with respect to
-------
Proceedings to enforce rights to indemnification, the Company shall indemnify Indemnitee in connection with a Proceeding (or part thereof) initiated by Indemnitee only if such Proceeding (or part thereof) was authorized by the Board.

                3. Right to Advancement of Expenses. The right to
                   --------------------------------
indemnification conferred in Section 2 hereof shall include the right to be paid by the Company (within 2 business days of a request by Indemnitee) the Expenses incurred or suffered by Indemnitee in connection with defending any Proceeding for which such right to indemnification is applicable in advance of its final disposition (an "Advancement of Expenses"); provided, however, that, if, but
                                            --------  -------
only if, the Delaware General Corporation Law ("DGCL") so requires, an Advancement of Expenses for Indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Company of an undertaking (an "Undertaking"), by or on behalf of Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "Final Adjudication") that Indemnitee is not entitled to be indemnified for such Expenses under this Agreement or otherwise.

                4. Partial Indemnity, Etc. If Indemnitee is entitled under any
                   ----------------------
provision of this Agreement to indemnification by the Company for some or a portion of any Expenses incurred or suffered by Indemnitee in connection with any Proceeding but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Proceedings relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

                5. Right of Indemnitee to Bring Suit.
                   ---------------------------------

                   (a) If a claim under Section 2, 3 or 4 of this Agreement is not paid in full by the Company within thirty days after a written claim has been received by the Company,

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except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be two days after a written request has been received by the Company, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim.

                        (b) The Company shall indemnify and hold harmless Indemnitee from and against any and all Expenses and, if requested by Indemnitee, shall (within two business days of any such request) advance funds to Indemnitee to cover such Expenses, which are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company By-law now or hereafter in effect relating to Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

                        (c) In any suit brought by Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and
(ii) in any suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Company shall be entitled to recover such Expenses upon a Final Adjudication that, Indemnitee has not met any applicable standard for indemnification required to be met pursuant to the DGCL. Neither the failure of the Company (including its directors, Independent Legal Counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Company (including its directors, Independent Legal Counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by Indemnitee, be a defense to such suit.

                        (d) In any suit brought by Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Agreement or otherwise, shall be on the Company.

                  6.    Settlement. The Company shall have no obligation to
                        ----------
indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's prior written consent. The Company shall not settle any Proceeding in any manner that would impose any fine or any obligation on Indemnitee without Indemnitee's prior written consent and no settlement of any Proceeding shall be entered into unless, if applicable, in Indemnitee's discretion, such settlement includes, as an unconditional term thereof, the delivery by the claimant or plaintiff in such Proceeding to Indemnitee of a duly executed written release of Indemnitee from all liability or obligation in respect of such Proceeding, which release shall be reasonably satisfactory in form and substance to Indemnitee and Indemnitee's counsel. The Company shall not unreasonably withhold its consent to any proposed settlement.

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                  7.    Rights Not Exclusive. The rights provided under this
                        --------------------
Agreement shall not be deemed exclusive of any other rights which Indemnitee may be entitled under the Company's By-laws, the Company's Certificate of Incorporation, the DGCL, any Agreement, any vote of stockholders or of disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity, and shall continue after Indemnitee ceases to serve the Company as a director, officer, employee, consultant, agent or fiduciary (or person named as a prospective director) of the Company. To the extent that a change in the DGCL (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's By-laws, the Company's Certificate of Incorporation and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. Unless otherwise required by law, the Company shall not adopt any amendment to its By-laws or Certificate of Incorporation the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnification pursuant to this Agreement, the Company's Certificate of Incorporation, the Company's By-laws, the DGCL or any other applicable law as applied to any act or failure to act occurring in whole or in part.

                  8.    Severability. The provisions of this Agreement shall be
                        ------------
severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

                  9.    Choice of Law. This Agreement shall be governed by and
                        -------------
construed and enforced in accordance with the laws of the State of Delaware, without giving effect to any conflict of laws, provisions or principles.

                  10.   Change of Control. The Company agrees that if there is a
                        -----------------
Change of Control of the Company, then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Advancement of Expenses under this Agreement or any other agreement or Company By-law now or hereafter in effect relating to Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant thereto.

                  11.   Establishment of Trust. In the event of a Potential
                        ----------------------
Change in Control, the Company may create a trust for the benefit of the Indemnitee (either alone or together with one or more other indemnitees) and from time to time fund such trust in such amounts as the Board may determine to satisfy Expenses reasonably anticipated to be incurred in connection with investigating, preparing for and defending any claim relating to an Indemnifiable Event, and all judgments, fees, fines, penalties and settlement amounts of all claims relating to an Indemnifiable Event from time to time paid or claimed, reasonably anticipated or proposed to be

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paid. The terms of any trust established pursuant hereto shall provide that upon a Change in Control (i) the trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the trustee shall advance, within ten business days of a request by the Indemnitee, all Expenses to the Indemnitee, (iii) the trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (iv) all unexpended funds in such trust shall revert to the Company upon a final determination by a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The trustee shall be a person or entity satisfactory to the Indemnitee. Nothing in this Section 11 shall relieve the Company of any of its obligations under this Agreement.

                  12. Burden of Proof. In connection with any determination as
                      ---------------
to whether Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

                  13. No Presumptions. For purposes of this Agreement, the
                      ---------------
termination of any Proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

                  14. Liability Insurance. The Company is maintaining (pursuant
                      -------------------
to a policy or policies, true and complete copies of which have been made available to Indemnitee), and shall maintain, an insurance policy or policies providing directors' and officers' liability insurance. Indemnitee shall be covered by such policy or policies, for proposing to become, serving as or having served as a director, officer, employee, consultant, agent or fiduciary (or person named as a prospective director) of the Company, or, at the request of the Company, of another corporation or of a partnership, joint venture, trust or other enterprise, to the maximum extent of the coverage available for any person in such capacity. The Company shall maintain the Company's insurance policy providing directors' and officers' liability insurance that is in place as of the date hereof for a period from the date hereof until six years after the last date on which Indemnitee ceases to be a director, officer, employee, consultant, agent or fiduciary of the Company (or person named as a prospective director) or, at the request of the Company, of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise; provided, however, that the Company may substitute therefor policies of
--------  -------
substantially similar coverage and amounts containing material terms no less advantageous to the Indemnitee.

                  15. Subrogation. In the event of any payment under this
                      -----------
Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                  16. Period of Limitations. No legal action shall be brought
                      ---------------------
and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company

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shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

                  17.   Successor and Assignments; Effectiveness of Agreement.
                        -----------------------------------------------------
This Agreement shall be (i) binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law) and (ii) shall be binding on and inure to the benefit of the heirs, personal representatives and estate of Indemnitee. This Agreement shall continue in effect regardless of whether Indemnitee becomes a director, officer, employee, consultant, agent or fiduciary (or person named as a prospective director) of the Company, or continues to serve as a director, officer, employee, consultant, agent or fiduciary (or person named as a prospective director) of the Company or of any other corporation, partnership, joint venture or other enterprise at the request of the Company.

                  18.   Amendment. No amendment, modification, termination or
                        ---------
cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto.

                  19.   Notices. All notices, requests, demands and other
                        -------
communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                        (a)      If to Indemnitee:

                                 --------------------
                                 --------------------
                                 --------------------

or such other address as Indemnitee shall provide to the Company.

                        (b)      If to the Company to:

                                 Aderis Pharmaceuticals, Inc.
                                 85 Main Street
                                 Hopkinton, MA 01748
                                 Attention:  Chief Executive Officer

or such other address as may have been furnished to Indemnitee by the Company.

               [Remainder of this page intentionally left blank.]

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                  IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the day and year first above written.

                                                 ADERIS PHARMACEUTICALS, INC.,
                                                 a Delaware corporation

                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________







                                                 -------------------------------

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